                                                                  EXHIBIT 10.7.2

                                                                    CONFIDENTIAL

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               FIRST ADDENDUM TO
                    JOINT DEVELOPMENT AND LICENSE AGREEMENT

THIS IS A FIRST ADDENDUM TO THAT CERTAIN JOINT DEVELOPMENT AND LICENSE AGREEMENT DATED AUGUST 20, 1993, (the "Original Agreement") among Nintendo Co., Ltd. ("NCL"), Nintendo of America Inc. ("NOA")(NCL and NOA are collectively referred to as "Company"), Silicon Graphics, Inc., and MIPS Technologies, Inc. (collectively referred to as "SGI").

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. The definitions in the Original Agreement are hereby
   -----------
incorporated by reference in this FIRST ADDENDUM.

2. Budget. SGI has advised the Company that the budget for SGI's work under the
   ------
Development Plan is U.S. XXXXXXXXX (the "Budget"). The Budget represents SGI's good faith calculation of its actual costs to complete its work under the Development Plan which includes, but is not limited to, SGI's costs of personnel resources, equipment costs for experimentation, development and CAD tools. The Budget is stated as a flat fee (fixed fee) for the completion of SGI's work under the Development Plan. Company hereby accepts the Budget and shall make payment to SGI in accordance with Schedule B. SGI acknowledges that the Company has already paid U.S. XXXXXXXXX of the Budget.

3. Development Plan. The parties agree to the Development Plan set forth on
   ----------------
Schedule A. The parties acknowledge that Section 4.4 of the Original Agreement requires that the parties use "reasonable efforts" to develop the Developed Technology substantially in accordance with the Development Plan attached as Schedule A, or any revised Development Plan agreed upon by the parties, including any applicable target dates.

Except as set forth herein, the Original Agreement is hereby ratified and confirmed.

     NINTENDO CO., LTD.                  NINTENDO OF AMERICA INC.

     By:     /s/ Hiroshi Yamauchi        By:    /s/ Minoru Arakawa
        -----------------------------       ---------------------------
             Mr. Hiroshi Yamauchi               Mr. Minoru Arakawa
             President                          President
             February 4, 1994                   February 5th, 1994

     SILICON GRAPHICS, INC.              MIPS TECHNOLOGIES, INC.

     By:    /s/ Wei Yen                  By:      /s/ Wei Yen
        ----------------------              ----------------------------
     Name: Wei Yen                       Name: Wei Yen
     Title: Senior Vice President        Title: Chairman of the Board
     February 4 , 1994                   February 4 , 1994

Attachments:   Schedules A, A-1, and B.

FINAL: 2-3-94

                                   SCHEDULE A

                                DEVELOPMENT PLAN

OBJECTIVES:

The objectives under this Development Plan are to develop and design:

1. Consumer Hardware that: (a) will have SGI-Class Graphics Performance (see definition below) and other specifications to be identified by the parties, (b) has a target date of September 1, 1995 for commercial shipment by Company to its retailers and dealers so that Company can sell the Consumer Hardware during the 1995 holiday season, and (c) has a suggested retail price of U.S. $250 or less.

2. Coin-Operated Hardware, which will use an enhanced and/or modified version of the Consumer Hardware LSI chip set, the specifications for which are to be identified by the parties by mutual agreement.

3. Initial Emulation Unit(s) (defined herein) and its video game development environments, which will allow the Company and a relatively small number of its video game developers to proceed as quickly as possible to create exciting video games (prior to the time that the Licensee Emulation Unit is available) so that video games playable on the Consumer Hardware are ready for commercial shipment simultaneously with the commercial shipment of the Consumer Hardware in order to support a strong launch of the Consumer Hardware.

4. a Licensee Emulation Unit (defined herein) and its video game development environments, which will be available to Company and its licensees in order to create exciting video games playable on the Consumer Hardware.

PARTIES' TASKS:

1.   LSI (LARQE SCALE INTEGRATED CIRCUIT) DESIGN FOR CONSUMER HARDWARE.
     -----------------------------------------------------------------

     A. DESCRIPTION: SGI shall be responsible for the LSI (Large Scale Integrated circuit) design for the Consumer Hardware, which includes LSI's verification, cost-conscious, testability, and reliability design for critical-mass semiconductor production. The Consumer Hardware is expected to have SGI-Class Graphics Performance, the current target specifications for which are set forth in Schedule A1 (called Home Box Baseline), which target specifications set forth the functionality of a hyper 2D application. SGI and Company acknowledge that they will mutually agree on modifications and/or additions to the target specifications in the Home Box Baseline to achieve the functionality of an integrated architecture that is capable of both hyper 2D and 3D graphics for video games. SGI and Company also acknowledge that, by mutual agreement, they will modify functional specifications based on the affect of various functional alternatives on the suggested retail price for the Consumer Hardware, the desirability of the Consumer Hardware to the market, and the target dates set forth in this Development Plan. The parties will jointly agree and approve the final design for the LSI chip set. The parties do not know the number of LSI chips to be designed but consider the range to be from two (2) to three (3) chips. Company contemplates that it will designate one company (NEC) to be the only vendor for the LSI chip set until the first commercial shipment by Company of the Consumer Hardware. Therefore, for purposes of this Development Plan, SGI will be obligated to work with only one vendor of the LSI chip set. The following are the function blocks to be included in the chip(s):

          (i)   CENTRAL PROCESSING UNIT ("CPU").
                -------------------------------

     DESCRIPTION: The parties contemplate that the CPU will be a MIPS R4000 series or a derivative. If any customization is necessary, it will be done by SGI, in consultation with Company and the CPU vendor selected by Company. The customization, if any, would remove unnecessary functions from the CPU, and add additional functions desirable for video games including, but without limitation, security microcode for curbing counterfeiting of video games.

          (ii)   GRAPHIC AND/OR AUDIO DIGITAL SIGNAL PROCESSOR ("DSP")
                 -----------------------------------------------------

     DESCRIPTION: Programmable DSP which provides graphic geometry calculation and other arithmetic calculations and/or sound signal generation, which will be tuned with the CPU for maximum performance within the price considerations.

          (iii)  GRAPHIC DRAWING ENGINE ("GDE").
                 ------------------------------

     DESCRIPTION: The GDE shall have SGI-Class Graphics Performance and other specifications to be identified by the parties (including Company's specifications relevant to video gaming).

          (iv)   DYNAMIC RANDOM ACCESS MEMORY ("DRAM") DEVICES.
                 ---------------------------------------------

     DESCRIPTION: The Consumer Hardware shall include an architecture for efficient utilization of dynamic random access memory ("DRAM") devices.

          (v)    INPUT/OUTPUT ("I/O").
                 --------------------

     DESCRIPTION: Input from game controller, joystick, microphone, etc. and interface to game storage device (ROM cartridge, CD ROM, etc.), output to sound DAC (Digital to Analog Converter), output to video DAC for a variety of video output standards, input and output with expansion port, and input and output with communication port. The parties contemplate that the I/O interface will be integrated into the LSI chip set.

     B.   DELIVERABLES AND TARGET DATES.

     (i) SGI Deliverable for the LSI chip set: First silicon. A block diagram and technical documentation related to the design of the LSI chip set delivered by SGI to the Company.

     (ii) Target Dates:

     (a) Desirable Target Date for first silicon: January 1, 1995.

     (b) Latest Target Date for first silicon: March 31, 1995.

     (c) Desirable Target Date for finalizing the choice of DRAM: February 5, 1994.

     (d) Latest Target Date for finalizing the choice of DRAM: March 15, 1994.

     C. PAYMENT TO THIRD PARTY: To the extent any payment is required to be paid to a third party for the LSI chip set, at SGI's expense, SGI shall be responsible for making such payment (in an amount not to exceed U.S. XXXXXX

2.   ENHANCED AND/OR MODIFIED VERSION OF LSI DESIGN FOR COIN-OPERATED HARDWARE.
     -------------------------------------------------------------------------

     DESCRIPTION: SGI shall be responsible for the enhancement of and/or modification to the Consumer Hardware LSI for the Coin-Operated Hardware LSI. The parties will meet and agree on the appropriate revisions/modifications. The target date for meeting and reaching agreement on the appropriate revisions/modifications is First Quarter 1994. The parties will jointly agree and approve the final design for the enhanced LSI for the Coin-Operated Hardware.

     SGI DELIVERABLE:  First silicon of enhanced Consumer Hardware LSI. A block diagram and technical documentation for the LSI chip set to be delivered by SGI to Company.

     DESIRABLE TARGET DATE FOR SGI DELIVERABLE: To be agreed.

     LATEST TARGET DATE FOR SGI DELIVERABLE: To be agreed.

3.   ENGINEERING WORK/TECHNICAL INVESTIGATIONS.
     -----------------------------------------

     DESCRIPTION: Although Company shall be responsible for the design and engineering of the Consumer Hardware and Coin-Operated Hardware through use of SGl's LSI chip set, upon the request of Company, SGI shall provide reasonable assistance to the Company in this process including, but without limitation, by SGI making reasonable technical investigations for assessing the feasibility of engineering options (e.g. investigating choice of components), and by assisting the Company with the design and engineering of the Consumer Hardware and Coin-Operated Hardware (e.g. designing PC board artwork, FCC countermeasures, expandability through add-ons like an CD ROM adapter). In addition, to the extent there is a design-originated "bug" that occurs after the parties jointly approve the final LSI chip set, SGI will provide technical advice on how to correct the problem.

     SGI DELIVERABLE: Depends on the request made by the Company.

     TARGET DATE FOR SGI DELIVERABLE: For the Consumer Hardware, SGI's assistance will be on-going until the first commercial shipment of the Consumer Hardware or final approval of the LSI chip set for the Consumer Hardware, whichever occurs later. For the

     Coin-Operated Hardware, SGI's assistance with be on-going until the parties jointly approve the final LSI design for the Coin-Operated Hardware.

     4.   INITIAL EMULATION UNITS.
          -----------------------
     DESCRIPTION: SGI shall be responsible for the design of emulation units of the Consumer Hardware (the "Initial Emulation Units"), which shall consist of the (i) First Initial Emulation Unit, and (ii) the Second Initial Emulation Unit. The Initial Emulation Units shall be designed according to the specifications agreed to by SGI and Company. The Initial Emulation Units will be used by the Company and its video game developers to develop initial games for play on the Consumer Hardware.

     First Initial Emulation Unit. The parties contemplate that the First
     ----------------------------
     Initial Emulation Unit will consist of a high-performance SGI system (e.g. the Reality Engine) and software which will closely represent the functionality of the Consumer Hardware. The parties agree that it is important that the First Initial Emulation Unit provide a realistic "look and feel" of the Consumer Hardware to be designed and have the approximate clocktime of the Consumer Hardware to be designed. The parties contemplate that SGl's tasks for the First Initial Emulation Unit will include the following: (i) if interface hardware is necessary, implementation for a small production (10 - 20 units) of interface hardware, (ii) development of software for the First Initial Emulation Unit, (iii) the assembly and delivery of two complete First Initial Emulation Units (including some SGI system), one to be used by SGI and one to be used by the Company.

     Second Initial Emulation Unit. The parties contemplate that the Second
     -----------------------------
     Initial Emulation Unit will consist of a pre-released LSI chip set with a hardware interface to some SGI machine (e.g. Indy). The parties contemplate that SGI's tasks for the Second Initial Emulation Unit will include the following: (i) designing the hardware and implementation for a small production (20 - 30 units) (iii) developing software for the Second Initial Emulation Unit, and (iv) the assembly and delivery of twenty (20) complete Second Initial Emulation Units (including some SGI system), five (5) to be used by SGI and fifteen (15) to be used by the Company.

     SGI DELIVERABLE FOR FIRST INITIAL EMULATION UNIT: SGI shall deliver to the Company one First Initial Emulation Unit (hardware, software, and technical documentation). SGI to provide software updates for the First Initial Emulation Unit via a quick and efficient distribution method. SGI shall make additional First Initial Emulation Units available to the Company for purchase by the Company at SGl's cost (First Initial Emulation Units supplied at SGI's cost not to exceed 20) (additional First Initial Emulation Units not included in the Budget).

     DESIRABLE TARGET DATE FOR SGI DELIVERABLE FOR FIRST INITIAL EMULATION UNIT:
     May 31, 1994.

     LATEST TARGET DATE FOR SGI DELIVERABLE FOR FIRST INITIAL EMULATION UNIT:
     July 31, 1994.

     SGI DELIVERABLE FOR SECOND INITIAL EMULATION UNIT: SGI shall deliver to the Company one Second Initial Emulation Unit (hardware, software, and technical documentation). SGI to provide software updates for the Second Initial Emulation Unit via a quick and efficient distribution method. SGI shall make additional Second Initial Emulation Units available to the Company for purchase by the Company (additional Second Initial Emulation Units not included in the Budget).

     DESIRABLE TARGET DATE FOR SGI DELIVERABLE FOR SECOND INITIAL EMULATION
     UNIT: January 1, 1995.

     LATEST TARGET DATE FOR SGI DELIVERABLE FOR SECOND INITIAL EMULATION UNIT:
     March 31, 1995.

5.   LICENSEE EMULATION UNIT.
     -----------------------

     DESCRIPTION: Company anticipates that Company will design (or have a third party design) an "Licensee Emulation Unit," which is defined as a home box made by using the actual LSI chip set from the Consumer Hardware, plus extra control hardware and interface for programming and debugging purposes. The target dates for Company's completion of the Licensee Emulation Unit are:

     DESIRABLE TARGET DATE FOR COMPLETION OF LICENSEE EMULATION UNIT: March 31, 1995.

     LATEST TARGET DATE FOR COMPLETION OF LICENSEE EMULATION UNIT: April 30,
     1995.

     The cost associated with Company's design of the Licensee Emulation Unit is not part of the Budget; rather, it is at Company's expense. However, SGI agrees to provide reasonable consultation and technical advice to Company in connection with Company's design of the Licensee Emulation Unit.

6.   PROGRAMMING ENVIRONMENT(S).
     --------------------------

     DESCRIPTION: Company shall be responsible for the programming environment(s) for the Initial Emulation Units and the Licensee Emulation Unit, which environment(s) may be used by the Company and its video game developers for programming video games. It is contemplated that the programming environment(s) for the Initial Emulation Units and Licensee Emulation Units will include a customized assembler, and a C compiler if applicable, and a computer system such as Indy, PC and other possible systems. The Company anticipates that Company, and initial video game developers, will use SGl's Indy for the programming environment with the Initial Emulation Units.

     SGI agrees to consult with and provide technical advice to Company with regard to the programming environment(s) for the Initial Emulation Units and the Licensee Emulation Unit.

     DESIRABLE TARGET DATE FOR COMPANY'S COMPLETION OF PROGRAMMING ENVIRONMENT FOR INITIAL EMULATION UNIT: May 31, 1994.

     LATEST TARGET DATE FOR COMPANY'S COMPLETION OF PROGRAMMING ENVIRONMENT FOR INITIAL EMULATION UNIT: July 31, 1994.

     DESIRABLE TARGET DATE FOR COMPANY'S COMPLETION OF PROGRAMMING ENVIRONMENT FOR LICENSEE EMULATION UNIT: March 31, 1995.

     LATEST TARGET DATE FOR COMPANY'S COMPLETION OF PROGRAMMING ENVIRONMENT FOR LICENSEE EMULATION UNIT: April 30, 1995.

7.   VISUAL DESIGN ENVIRONMENT.
     -------------------------

     DESCRIPTION: Company contemplates that it will contract as quickly as possible with a third party (currently expected to be Alias Research Inc.) to develop and/or customize the third party's off-the-shelf software to use as the visual design environment for the Initial Emulation Units and Licensee Emulation Units. The Company shall make the final decision regarding the choice of the third party. Because the software for the visual design environment must efficiently interface with the Initial Emulation Units designed by SGI, SGI and Company shall jointly be responsible for defining the specification given to the third party for development and/or modification of the software for the visual design environment.

     DESIRABLE TARGET DATE FOR DELIVERABLE OF VISUAL DESIGN ENVIRONMENT: May 31, 1994.

     LATEST TARGET DATE FOR DELIVERABLE OF VISUAL DESIGN ENVIRONMENT: July 31, 1994.

     PAYMENT TO THIRD PARTY: If the third party contracted with to do the visual design environment requires payment of a fee, that expense is not part of the Budget. Rather, it is at Company's expense.

8.   AUDIO DESIGN ENVIRONMENT.
     ------------------------

     DESCRIPTION: Company contemplates that it will contract as quickly as possible with a third party (currently not identified) to develop and/or customize the third party's off-the-shelf software to use as the audio design environment for the Initial Emulation Units and Licensee Emulation Units. The Company shall make the final decision regarding the choice of the third party. Because the software for the audio design environment must efficiently interface with the Initial Emulation Units designed by SGI, SGI and Company shall jointly be responsible for defining the specification given to the third party for development and/or modification of the software for the audio design environment.

     DESIRABLE TARGET DATE FOR DELIVERABLE OF AUDIO DESIGN ENVIRONMENT: May 31, 1994.

     LATEST TARGET DATE FOR DELIVERABLE OF AUDIO DESIGN ENVIRONMENT: July 31, 1994.

     PAYMENT TO THIRD PARTY: If the third party contracted with to do the audio design environment requires payment of a fee, that expense is not part of the Budget. Rather, it is at Company's expense.

9.   GRAPHICS LIBRARY TUTORIAL AND DEMONSTRATION PACKAGE.
     ---------------------------------------------------

     DESCRIPTION: SGI shall be responsible for supplying the Company with one or more sample game frameworks, source code, algorithms, and commentary illustrating the use of a library that demonstrates and explains the creation and rendering of hyper 2D polygons, 3D polygons, and other graphics programming techniques relevant to the Consumer Hardware. The purpose of this software is to demonstrate to the Company and its video game developers how hyper 2D and 3D graphics can be accomplished in video games using the LSI chip set and versions of the visual design environment, audio design environment, and programming environment(s). The parties contemplate an introductory package ("Introductory Package") and then a later more advanced package ("Advanced Package") of the materials described in this paragraph. By way of example, and not by way of limitation, the Company and its video game developers will need to understand how to create a polygon. These packages are intended to assist the Company and its video game developers in understanding good programming techniques for the Consumer Hardware. The parties will mutually agree on the release/distribution of the materials described in this paragraph.

     SGI DELIVERABLE: Program source code, supplemented by extensive written materials described above.

     DESIRABLE TARGET DATE FOR SGI DELIVERABLE FOR INTRODUCTORY PACKAGE: May 31, 1994.

     LATEST TARGET DATE FOR SGI DELIVERABLE FOR INTRODUCTORY PACKAGE: June 31, 1994.

     DESIRABLE TARGET DATE FOR SGI DELIVERABLE FOR ADVANCED PACKAGE: January 31, 1995.

     LATEST TARGET DATE FOR SGI DELIVERABLE FOR ADVANCED PACKAGE: March 31, 1995


ATTACHMENT: SCHEDULE A1

Silicon Graphics Confidential                                  Home Box Baseline

                                  SCHEDULE A1

                               HOME BOX BASELINE

The purpose of this document is to summarize discussions about the baseline functionality of a future home game box. The baseline functionality is that of a "hyper" traditional 2D video game. Other functionality such as true 3D capability is not considered here.

1.DISPLAY

The display is from a full-screen memory image (bit map). The image is double buffered. (There may be more than one display image, see Display Overlay.)

1.1.DISPLAY FORMAT

The display image size is 320 by 240 for NTSC at 60Hz (50Hz for PAL). A single fixed pixel clock frequency is desirable, such as 6MHz. Various display formats are supported:

     320x240 non-interlaced.
     320x240 non-interlaced with horizontal filtering to 640x240.
     320x240 interlaced with vertical filtering to 320-480.
     320x240 interlaced with horizontal and vertical filtering to 640x480.

An option may be a 640 by 480 display image. The visible line and pixel start location and count should be supported. Filtering may be supported through line buffers in the display hardware.

1.2. DISPLAY OUTPUT

Display output should support analog composite video, S-video, and RGB. The integration of the video DAC and encoder on chip is desirable. Video output enhancement filtering such as Clear Vision should be investigated.

1.3. DISPLAY COLOR

The display color is 5/5/5 RGB in a 16 bit pixel. An option may be 8/8/8 RGB. The display color should be gamma corrected through a lookup table in the display hardware.

1.3.1. DISPLAY INDEXED COLOR

8 bit indexed color display should be supported. Indexed color display might use the display gamma correction lookup table or might share the graphics drawing lookup table.

1.4. DISPLAY OVERLAY

Display overlay of multiple images may be required if sprite performance is less than optimal. There can be up to four overlay images. The HV starting position and size of each image can vary. Wraparound of images during display is supported. Images can be less than full screen size. The images are combined in a fixed priority order. The combination is by pixel selection between images, and there is no blending between images during overlay display. A line buffer may be maintained to combine overlay images and perform line averaging.

2. UPDATE RATE

The maximum image update rate is 60Hz. Slower rates are under software control by enabling an image buffer switch on vertical retrace. Applications which do not complete an image in the update time can choose to skip the buffer switch, or display the incomplete image. Read access to the current display line number should be supported. A high-resolution counter for timing and profiling is desirable.

3.SPRITES

3.1. SPRITE PERFORMANCE

The minimum goal is 2000 sprites per update or 120K per second. The average sprite area is 16 by 16 pixels, or roughly 500K pixels per update, or 30M pixels per second. More sprites are desirable, such as 2500 or 3000 per update. Performance to draw the display image 8 or more times per update, or 640K pixels, is desirable. Sprites can be of any programmable area, within a performance limit of some maximum total number of sprites per update and total number of pixels per update. Sprite image data should be aligned on a pixel boundary (8 or 16 bit), so that no memory padding is needed.

3.2. SPRITE TRANSFORMATIONS

Sprites can be arbitrarily scaled, rotated, translated, and skewed. Perspective projection should be an option, but may be lower performance. Sprite transformation precision is 16 bit fixed point. Higher precision, such as floating point, could be an option at lower performance.

3.3. SPRITE CLIPPING

Sprite geometry should be clipped to display image size. A programmable clipping rectangle within the display image should also be supported.

3.4. SPRITE DATA

Sprites are defined by polygons and rectangular images. The polygons may consist of quadrilaterals, triangles, meshes of quadrilaterals, or triangle strips. Multiple polygons may be used for a single sprite image. All polygons must be convex and planar. Both 2D and 3D polygons are supported. Sprites with more than one image should be investigated, including mipmaps with microtextures.

3.5. SPRITE SAMPLING

Sprite pixels are point sampled. Interpolated sampling may be an option at lower performance. The quality of various sampling methods, such as linear, bilinear, and trilinear sampling should be investigated. The effect of noise and/or dither on sampling should be investigated. Sprite interpolation should include an option to filter only the pixel transparency or alpha component, so that edges can be antialiased without blurring colors. Sprite mipmap images should be investigated. The sprite rendering method is to interpolate sprite pixel coordinates along the edges and spans of the transformed polygon enclosing the sprite, and to access the sprite pixel color at those coordinates at each pixel inside the polygon.

3.6. SPRITE SAMPLING PERSPECTIVE CORRECTION

Sprite sampling coordinates should be corrected for perspective. Approximate methods such as piecewise linear approximation or curve approximation may be used.

3.7. SPRITE COLOR

Sprite color can be 5/5/5/1 RGBA. The extra A bit is used for effects such as translucency. Sprite color can also be 4/4/4/4 RGBA. Sprit color can also be 8 bit indexed color, which for a 5/5/5/ display image is converted to RGB through a lookup table during drawing. When the display image is indexed color, only indexed color sprites can be drawn.

3.8. SPRITE SHADING

Gouraud shading of a polygon enclosing a sprite, and the combination of sprite pixel color with the interpolated polygon color is supported, for effects such as lighting and haze.

3.9. SPRITE COMBINE

Sprite colors can be combined in several ways:
     Blend: sprite image translucency applied to a single color (indexed color only?).
     Modulate: sprite image color multiplied by shaded color.
     Decal: blend sprite image color and shaded colors by sprite image translucency.

3.10. SPRITE PRIORITY

Sprites are drawn in back-to-front order (painter's algorithm). A per-pixel depth comparison for sprite priority should be an option. The depth might be 8 bits per pixel. Each sprite has a single 8 bit depth value, and a depth image equal in size to the display image is compared and updated.

3.11. SPRITE EFFECTS

A conditional write based on sprite pixel transparency is supported. Alpha blending per sprite pixel is supported, for effects such as translucency, shadows, and spotlights. Minimum blending functionality is (Source/2 + Destination/2) and (Destination - Source), while general blending is a multiply per R,G, and B component. A global alpha value can be multiplied by the sprite pixel alpha for fade and dissolve. Indexed color display drawing might use a palette of some number of hues, each of which has several intensity levels (such as 6 bits of hue and 2 bits of intensity), in order to support pixel blending by changing the intensity without changing the hue, for shadows, spotlights, and translucency.

3.12. SPRITE DECOMPRESSION

Sprites (and background images) can be decompressed. One type of decompression is when the data is loaded from ROM, and this may be lossy methods such as JPEG. Another type of decompression is during drawing. Indexed color is a kind of drawing decompression. Other kinds of decompression to be investigated include run length decoding or and block truncation decoding.

4.BACKGROUND

With a single display image, there is no significant distinction between sprites and background images, rather backgrounds are simply larger sized sprites. If display overlay is supported, up to three background image planes and one foreground plane are supported. The background planes can be scrolled and panned per update, with or without wraparound.

5.AUDIO

At least 24 channels of audio are supported. Each channel is 16 bits at up to 44.1KHz. The channels are combined into two stereo output channels. Audio is decompressed from ADPCM. Echo processing is supported on the output channels. A random noise function is available. Audio input with an integrated ADC is desired.

6.OTHER

Bus sizing to allow the direct connection of 8 and 16 bit I/O devices should be supported. DMA from I/O devices such as ROM should be supported.

                                   SCHEDULE B




DEVELOPMENT FEE           ADVANCE         TOTAL           TO BE PAID
                          ROYALTY                             ON
1.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      Already Paid
2.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      February 8, 1994
3.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      May 1, 1994
4.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      August 1, 1994
5.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      November 1, 1994
6.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      February 1, 1995
7.  XXXXXXXXX             XXXXXXXXX      XXXXXXXXX      May 1, 1995
     -----                  -----          -----
TOTAL:XXXXXXXXX           XXXXXXXXX      XXXXXXXXX

   *NCL will make XXXXXXXXX withholding on the advance royalty, so only XXXXXXXXX will be received by SGI.

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.